Marketable Securities:	9 Months Ended
Sep. 30, 2018
Marketable Securities: [Abstract]
Marketable Securities:

Note 5.      Marketable Securities:

	September 30,	December 31,
	2018	2017
Equity securities
Fair value at beginning of year	$239,232	$541,216
Decrease in fair value	(17,045)	(301,984)
Fair value at balance sheet date	$222,187	$239,232

Debt securities
Fair value at beginning of year	$-	$-
Acquisitions	88,500,000	-
Dispositions	(24,500)	-
Realized loss	(3,945)	-
Decrease in fair value	(3,343,465)	-
Fair value at balance sheet date	$85,128,090	$-

The Company's marketable securities are recorded at quoted market value with gains and losses recorded in the Consolidated Statements of Operations. Gains and losses on securities sold are based on the average cost of the shares held at the date of disposition. As of September 30, 2018 and December 31, 2017, marketable equity securities had a cost basis of $98,043. Marketable debt securities had a cost basis of $88,471,555 as of September 30, 2018.

Accounting Standards Codification ("ASC") 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels: Level 1 inputs are quoted prices in active markets for identical assets or liabilities, Level 2 inputs are inputs other than quoted prices included within Level 1 that are directly or indirectly observable for the asset or liability and Level 3 inputs are unobservable inputs for the asset or liability that reflect the entity's own assumptions. The fair values of the Company's marketable equity securities are based on Level 1 inputs. The fair values of the Company's marketable debt securities, which consist of Venezuelan government bonds, are based on Level 2 inputs using a market based approach using quoted prices in markets which have limited trading activity.  These securities are also subject to credit risk due to the political and economic conditions in Venezuela.